Exhibit 99.1

Presto Automation Inc. Announces Second Quarter Fiscal 2023 Financial Results

Continues momentum with Presto Voice™ A.I. platform by adding Del Taco Restaurants as second drive-thru enterprise customer

SAN CARLOS, CA - February 14, 2023 - Presto Automation (“Presto” or the “Company”) (NASDAQ: PRST), a provider in the labor automation technology industry, today announced financial results for the second quarter 2023 ended December 31, 2022.

“It has been exciting to see artificial intelligence gain mainstream recognition with the emergence of chatGPT and large language models (LLMs).  One of our early investors was Sam Altman,  CEO of OpenAI.  We have been leveraging GPT-3 in some of our AI solutions for a while now,” Mr. Suri said. “We are pleased to announce that Presto has continued to expand our drive-thru Voice A.I. solution with the signing of Del Taco, a deal that offers a $10M ARR opportunity.  We are also continuing to scale Presto Voice AI, with approximately 300 drive-thru locations now implemented, and customer cash collections grew 50% quarter over quarter.  Presto voice AI products are also installed in pilots in QSR chains with 15,000 drive-thrus, which represents a $200M ARR opportunity.”

Second Quarter 2023 Financial Highlights

For the second quarter of fiscal 2023, compared to the second quarter of fiscal 2022:

●	Total Revenue: Total revenue was $7.4 million down 4% compared to $7.7 million for 2022.
●	ARR: ARR was $29 million, a decrease of 4% year-over-year. ARR would have been $32 million but for the accounting treatment related to a specific customer contract that precluded the recognition of certain revenues related to the contract.
●	Net Loss: Net loss improved to $(17) million, compared to $(24) million for 2022.
●	Adjusted EBITDA*: Adjusted EBITDA loss was $(10) million for 2023, compared to $(5) million for 2022.

Second Quarter 2023 Business Highlights

●	Signed Del Taco as second enterprise customer Voice A.I. for drive-thru.
●	Initiated expense rationalization program in effort to reduce overall operating expenses.

*Adjusted EBITDA is a non-GAAP financial measure defined under “Non-GAAP Financial Measures,” and is reconciled to net income, the closest comparable GAAP measure, at the end of this release.

Financial Outlook Update

For the fiscal year ending June 30, 2023:

o	The Company expects reported ARR to be between $28 - $30 million.

Second Quarter 2023 Conference Call

Presto Automation will host a conference call today at 4:30 PM ET to review the Company’s financial results for the quarter ended December 31, 2022. The call will be accessible by telephone at 877-407-0792 (domestic) or 201-689-8555 (international) using passcode 13736036. The call will also be available live via webcast on the Company’s investor relations website here or directly here.  A telephone replay of the conference will be available at 844-512-2921 with access code 13736036 and will be available until 11:59 PM ET on Tuesday, February 28, 2023.  An archive of the webcast will also be available shortly after the call and will remain available for 90 days.

Non-GAAP Financial Measures

This press release includes Adjusted EBITDA, which is a financial measure that is not calculated in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”). We believe Adjusted EBITDA is useful for comparing our financial performance to other companies and from period to period by excluding the impact of certain items that do not reflect our core operating performance, thereby providing consistency and direct comparability with our past financial performance and between fiscal periods.

Adjusted EBITDA is defined as net loss, adjusted to exclude interest, other income (expense), net loss on debt extinguishment, income taxes, depreciation and amortization expense, stock-based compensation expense, fair value adjustments on warrant liabilities and convertible promissory notes, merger related ancillary costs, and hardware repair expenses related to COVID and COVID-related expenses due to damage from liquid ingress.

We include this non-GAAP measure because it used by management to evaluate our core operating performance and trends and to make strategic decisions regarding the allocation of capital and new investments. A reconciliation of Adjusted EBITDA to its most comparable GAAP financial measure is included below under “Reconciliation from GAAP to Non-GAAP Results” at the end of this release.

In addition, we use Annual Revenue Run-Rate, or ARR, as a key business metric to evaluate our business, identify trends, formulate business plans and make strategic decisions. We calculate ARR by annualizing quarterly revenue at the end of the fiscal quarter. Our calculation of ARR may differ from similarly titled metrics presented by other companies, and the amount of revenue we recognize over any 12-month period may differ significantly from the ARR at the beginning of that period.

About Presto

Presto overlays next-generation digital solutions onto the physical world. Our enterprise-grade touch, vision, and voice technologies help hospitality businesses thrive while delighting guests. With over 250,000 systems shipped, we are one of the largest labor automation technology providers in the industry.  Founded by a number of MIT students in 2008, Presto is headquartered in Silicon Valley, California with customers, including some top 20 restaurant chains, in the U.S.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections , forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Presto disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Presto cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Presto. In addition, Presto cautions you that the forward-looking statements contained in this press release are subject to the following risks and uncertainties: our ability to manage our growth effectively, to sustain our recent revenue growth or attract new customers; the limited operating history with our new Vision and Voice products in a new and developing market; our ability to achieve revenue growth while our expenses increase; continued adverse impacts from COVID-19  (including as a result of global supply chain shortages); the loss of any of our three largest customers or a reduction in their business with us; our ability to improve and enhance the functionality, performance, reliability, design, security, or scalability of our platform to respond to customers’ evolving needs; our ability to protect the security of our customers’’ information; changing privacy laws, regulations and standards, and our ability to comply with contractual obligations and laws related to data privacy and security; unfavorable conditions in the restaurant industry or the global economy, including with respect to food, labor, and occupancy costs; the availability of capital or financing on acceptable terms, if at all; financial covenants and other restrictions on our actions contained in our financing agreements that may limit our operational flexibility; the length and unpredictability of our sales cycles and the amount of investments required in sales efforts; material weaknesses in our internal control over financial reporting and, our ability to remediate these deficiencies; our ability to continue as a going concern; our ability to receive additional financing in a timely manner; shortages, price increases, changes, delays or discontinuations of hardware; our ability to maintain relationships with our payment processors; our relies on computer hardware, licensed software and services rendered by third parties; U.S. laws and regulations (including with respect to payment transaction processing), many of which are unsettled and still developing, and our or our customers’ ability to comply with such laws and regulations; significant changes in U.S. and international trade policies that restrict imports or increase tariffs; any requirements to collect additional sales taxes or be subject to other tax liabilities that may increase the costs to our customers; our ability to adequately protect our intellectual property rights; claims by third parties of intellectual property infringement; our use of open-source software in our platform; and other economic, business, competitive and/or regulatory factors affecting Presto’s business generally as set forth in our filings with the Securities and Exchange Commission.

PRESTO AUTOMATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(unaudited)

(in thousands, except per share and per share amounts)

	Three Months Ended December 31,		Six Months Ended December 31,
	2022	2021	2022	2021
Revenue
Platform	$4,131	$5,134	$8,529	$9,671
Transaction	3,221	2,562	6,180	5,254
Total revenue	7,352	7,696	14,709	14,925
Cost of revenue:
Platform	4,219	3,793	8,208	7,815
Transaction	2,833	2,230	5,477	4,564
Depreciation and impairment	291	461	582	927
Total cost of revenue	7,343	6,484	14,267	13,306
Gross profit	9	1,212	442	1,619
Operating expenses:
Research and development (1)	5,112	3,805	11,381	7,806
Sales and marketing (1)	2,227	1,651	4,626	2,825
General and administrative (1)	6,276	2,158	12,200	4,132
Loss on infrequent product repairs	—	28	—	463
Total operating expenses	13,615	7,642	28,207	15,226
Loss from operations	(13,606)	(6,430)	(27,765)	(13,607)
Change in fair value of warrants and convertible promissory notes	(378)	(16,196)	59,444	(29,770)
Interest expense	(3,030)	(868)	(6,406)	(2,256)
Loss on early extinguishment of debt	(337)	—	(8,095)	—
Other financing and financial instrument (costs) income, net	—	—	(1,768)	—
Other income, net	327	11	2,355	2,641
Total other income (expense), net	(3,418)	(17,053)	45,530	(29,385)
Income (loss) before provision for income taxes	(17,024)	(23,483)	17,765	(42,992)
Provision for income taxes	5	24	5	24
Net income (loss) and comprehensive income (loss)	$(17,029)	$(23,507)	$17,760	$(43,016)

Net income (loss) per share attributable to common stockholders:
Basic	$(0.33)	$(0.86)	$0.44	$(1.58)
Diluted	$(0.33)	$(0.86)	$0.35	$(1.58)
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, basic	50,998,941	27,211,309	40,475,200	27,157,425
Weighted-average shares used in computing net income (loss) per share attributable to common stockholders, diluted	50,998,941	27,211,309	50,775,172	27,157,425

(1)	Includes stock-based compensation expense as follows (in thousands)

	Three Months Ended December 31,		Six Months Ended December 31,
	2022	2021	2022	2021
Research and development	$555	$145	$732	$250
Sales and marketing	224	114	336	213
General and administrative	1,749	210	3,808	485
Total*	$2,528	$469	$4,876	$948

*For the three and six months ended December 31, 2022, such amount reflects $1,696 and $1,874, respectively, of stock-based compensation expense related to earn out

PRESTO AUTOMATION INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(unaudited)

(in thousands, except share and par value)

	December 31,	June 30,
	2022	2022
ASSETS
Current assets:
Cash and cash equivalents	$38,211	$3,017
Accounts receivable, net	2,572	1,518
Inventories	649	869
Deferred costs, current	4,780	8,443
Prepaid expenses and other current assets	2,265	707
Total current assets	48,477	14,554

Deferred costs, net of current portion	436	2,842
Investment in non-affiliate	2,000	—
Deferred transaction costs	—	5,765
Property and equipment, net	1,489	1,975
Intangible assets, net	6,942	4,226
Goodwill	1,156	1,156
Other long-term assets	674	18
Total assets	$61,174	$30,536

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$2,982	$5,916
Accrued liabilities	4,356	6,215
Financing obligations, current	6,786	8,840
Term loans, current	—	25,443
Convertible promissory notes and embedded warrants, current	—	89,663
Deferred revenue, current	3,533	10,532
Total current liabilities	17,657	146,609

Term loans, noncurrent	52,022	—
PPP loans	—	2,000
Warrant liabilities	2,362	4,149
Deferred revenue, net of current portion	609	237
Other long-term liabilities	748	—
Total liabilities	$73,398	$152,995
Stockholders’ deficit:
Preferred stock, $0.0001 par value–1,500,000 shares authorized as of December 31, 2022 and June 30, 2022, respectively; no shares issued and outstanding as of December 31, 2022 and June 30, 2022, respectively	—	—
Common stock, $0.0001 par value–180,000,000 shares authorized as of December 31, 2022 and June 30, 2022, respectively; 51,231,608 and 27,974,439 shares issued and outstanding as of December 31, 2022 and June 30, 2022, respectively	5	3
Additional paid-in capital	170,794	78,321
Accumulated deficit	(183,023)	(200,783)
Total stockholders’ deficit	(12,224)	(122,459)
Total liabilities and stockholders’ deficit	$61,174	$30,536

PRESTO AUTOMATION INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(unaudited)

(in thousands)

	Six Months Ended December 31,
	2022	2021
Cash Flows from Operating Activities
Net income (loss)	$17,760	$(43,016)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation, amortization and impairment	845	1,053
Stock-based compensation	3,002	954
Earnout share stock-based compensation expense to option and RSU holders	1,874	—
Contra-revenue associated with warrant agreement	615	—
Noncash expense attributable to fairvalue liabilities assumed in Merger	34	—
Change in fair value of liability classified warrants	(11,188)	2,768
Change in fair value of warrants and convertible promissory notes	(48,271)	26,909
Amortization of debt discount and debt issuance costs	1,884	175
Loss on extinguishment of debt and financing obligations	8,095	—
Paid-in-kind interest expense	2,366	—
Share and warrant cost on termination of convertible note agreement	2,412	—
Forgiveness of PPP Loan	(2,000)	(2,599)
Change in fair value of unvested founder shares liability	(1,160)	—
Noncash lease expense	168	—
Loss on disposal of property and equipment	14	—
Changes in operating assets and liabilities:
Accounts receivable, net	(1,054)	(459)
Inventories	219	(321)
Deferred costs	6,308	5,958
Prepaid expenses and other current assets	(1,155)	599
Other long-term assets	—	(83)
Accounts payable	1,388	(4,777)
Vendor financing facility	—	(6,792)
Accrued liabilities	(2,090)	(2,656)
Deferred revenue	(6,627)	(7,305)
Other long-term liabilities	—	(699)
Net cash used in operating activities	(26,561)	(30,291)

Cash Flows from Investing Activities
Purchase of property and equipment	(171)	(109)
Payments relating to capitalized software	(2,459)	(787)
Investment in non-affiliate	(2,000)
Net cash used in investing activities	(4,630)	(896)

Cash Flows from Financing Activities
Proceeds from the exercise of common stock options	60	—
Proceeds from the issuance of term loans	60,250	—
Payment of debt issuance costs	(1,094)	—
Repayment of term loans	(32,980)	—
Payment of penalties and other costs on extinguishment of debt	(6,144)
Proceeds from issuance of convertible promissory notes and embedded warrants	—	500
Proceeds from issuance of financing obligations	—	439
Principal payments of financing obligations	(2,657)	(978)
Proceeds from issuance of common stock	1,000	58
Contributions from Merger and PIPE financing, net of transaction costs and other payments	49,840	—
Payment of deferred transaction costs	(1,890)	(105)
Net cash provided (used in) by financing activities	66,385	(86)

Net increase in cash and cash equivalents	35,194	(31,273)
Cash and cash equivalents at beginning of year	3,017	36,909
Cash and cash equivalents at end of year	$38,211	$5,636

	Six Months Ended December 31,
	2022	2021
Supplemental Disclosure of Non-Cash Investing and Financing Activities
Capitalization of stock-based compensation expense to capitalized software	$459	$9
Issuance of warrants	853	—
Capital contribution from shareholder in conjunction with Credit Agreement	2,779	—
Issuance of warrants in conjunction with Senior Term Loan	2,076	—
Issuance of warrants in conjunction with Lago Term Loan	843	—
Convertible note conversion to common stock	41,392	—
Reclassification of warrants from liabilities to equity	830	—
Recognition of liability classified warrants upon Merger	9,388	—
Recognition of Unvested Founder Shares liability	1,588	—
Forgiveness of PPP Loan	(2,000)	(2,599)
Transaction costs recorded in accounts payable and accrued liabilities	—	3,720
Right of use asset in exchange for operating lease liability	308	—

PRESTO AUTOMATION INC.

Reconciliation from GAAP to Non-GAAP Results

(In thousands, except per share data, unaudited)

	Three Months Ended		Six Months Ended
	December 31,		December 31,
	2022	2021	2022	2021
Adjusted EBITDA
Net income (loss)	(17,029)	(23,507)	17,760	(43,016)
Interest expense	3,030	868	6,406	2,256
Other income, net	(327)	(11)	(2,355)	(2,641)
Depreciation and amortization	412	518	845	1,053
Provision for Income taxes	5	24	5	24
Stock-based compensation expense	827	475	3,002	954
Earnout stock-based compensation expense	1,696	—	1,874	—
Change in fair value of warrants and convertible promissory notes	378	16,196	(59,444)	29,770
Loss on extinguishment of debt and financial obligations	337	—	8,095	—
Other financing and financial instrument (costs) income, net	—	—	1,768	—
Deferred compensation and bonuses earned upon closing of the Merger	—	—	2,232	—
Public relations fee due upon closing of the Merger	—	—	250	—
Loss on infrequent product repairs	—	28	—	463
Contra-revenue associated with warrant agreement	409	—	615	—
Hardware repair expense related to COVID	—	737	—	1,110
Adjusted EBITDA	$(10,262)	$(4,672)	$(18,947)	$(10,027)

Investors:

Chris Whitcomb, VP Investor Relations

investor@presto.com

Media:

Christopher Cast & Brian Ruby

media@presto.com